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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ----------------

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                           ------------------------

                               JANUARY 10, 1997
               Date of report (Date of earliest event reported)

                           ------------------------

                        Commission File Number: 0-18108

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                          FINET HOLDINGS CORPORATION
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                           (State or jurisdiction of
                        incorporation or organization)

                         3021 CITRUS CIRCLE, SUITE 150
                            WALNUT CREEK, CA 94598
                    (Address of principal executive office)

                                  94-3115180
                     (IRS Employer Identification Number)

                       Telephone Number: (510) 988-6550
             (Registrant's telephone number, including area code)



Indicate  by  check  mark whether the registrant has  (1)  filed  all  reports required to be filed by Section 13 or 15(d) of the Securities Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) ( ), and (2) has been subject to filing requirements within the past 90 days (X).


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On January 10, 1998, the Registrant entered into a Letter of Intent (the "Letter") with Coastal Federal Mortgage Company ("Coastal"), a New Jersey corporation, for the purpose of the Registrant acquiring 100% of the issued and outstanding stock of Coastal. Coastal is a mortgage banking firm operating in 16 eastern states and specializing in subprime lending.

Three individuals, Stephen R. Cohen, Gerald M. Cohen and Howard A. Rice, are the shareholders of Coastal.. Pursuant to the Letter, the Registrant will acquire 100% of the issued and outstanding stock of Coastal from its shareholders for the equivalent of a net after tax consideration of $4 million, subject to adjustment upon completion of due diligence. The parties have agreed to complete negotiation of all terms and conditions by February 20, 1998 and, unless extended by written agreement of the parties, to complete a formal closing of the transaction on or before March 31, 1998, at which time Coastal's audited financial statements for the year ended December 31, 1997, a formal stock purchase agreement, employment agreements and other completion documents will be available, all in accordance with the Letter.

The contemplated purchase price and terms of this acquisition were arrived at only after arms-length negotiations between the principals of the Registrant and Coastal. The underlying principles used in determining the consideration for the acquisition involved and unscientific analysis of past performance, the existing value of Coastal and the future potential of the combined entity. The Letter further provides for the Registrant to enter into employment agreements with each of the shareholders of Coastal.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements: Pursuant to the Letter, Coastal's financial statements are currently being audited and it is therefore impractical at this time to provide the required financial statements for the business to be acquired. None of the required financil statements are available at this time, and none are submitted with this filing. The Registrant intends to file the required financial statements under cover of Form 8 on or before March 31, 1998.

Pro Forma Financial Information: It is likewise impractical at this time to submit the required pro forma financial information and none is submitted herewith. The Registrant intends to file the required pro forma financial information under cover of Form 8 on or before March 31, 1998.


                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

FINET HOLDINGS CORPORATION

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
Date: January 15, 1998          /s/       L. DANIEL RAWITCH
                               ------------------------------------
                               L. DANIEL RAWITCH
                               (CEO AND PRINCIPAL EXECUTIVE OFFICER)

Date: January 15, 1998          /s/       GEORGE P. WINKEL
                               ------------------------------------
                               GEORGE P. WINKEL
                               (PRINCIPAL FINANCIAL OFFICER)
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